                       SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 10, 2001


                            THE ALLSTATE CORPORATION
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)


   DELAWARE                        1-11840                       36-3871531
---------------                 --------------                 --------------
(State or Other                   (Commission                   (IRS Employer
 Jurisdiction of                   File Number)                  Identification
 Incorporation)                                                  Number)


 2775 SANDERS ROAD, NORTHBROOK, ILLINOIS                           60062
------------------------------------------                     -------------
 (Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code (847) 402-5000
                                                   --------------


                                   Page 1 of 6
                             Exhibit Index at page 4
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Item 5.   OTHER EVENTS

     On July 10, 2001, the Registrant issued the press release attached hereto as Exhibit 99.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

Exhibit No.                             Description
-----------                             -----------
     99                  Registrant's press release dated
                         July 10, 2001

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        THE ALLSTATE CORPORATION


                                        By /s/ Emma M. Kalaidjian
                                           -------------------------------------

                                           Name:  Emma M. Kalaidjian
                                           Title: Assistant Secretary


July 12, 2001

                                INDEX TO EXHIBITS

                                                                      Sequential
                                                                      Page
Number                             Description                        Number
------                             -----------                        ------
     99             Registrant's press release dated                  5
                    July 10, 2001